Exhibit 99.1

Vireo Growth Inc. Announces Third Quarter 2026 Results

Q3 GAAP revenue of $253.7 million increased 177% year-over-year, driven by recently closed M&A transactions.

Q3 proforma revenue of $277.0 million, gives effect to the acquisitions of C21 Investments, certain PharmaCann Colorado assets, and the Cannabist Colorado assets under MSA as if they were completed on July 1, 2026.

Continued execution of Vireo's consolidation strategy through significant acquisition announcements and closings, achieved an annualized revenue run rate exceeding $1 billion based on third quarter GAAP revenue, expanded financing capacity with new banking partners, and launched a share repurchase program.

Company closed Q3 with $ 106.8 million in cash; expects to remain acquisitive.

MINNEAPOLIS – November 10, 2026 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), a leading vertically integrated cannabis company and agricultural markets platform, today reported financial results for its third fiscal quarter ended September 30, 2026. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Year-over-Year Performance Summary

	Three Months Ended
US $ in millions	September 30,
	2026	2025	Variance
GAAP Revenue	$253.7	$91.7	176.7%
GAAP Cannabis Revenue	$198.1	$91.7	116.0%
GAAP Non-Cannabis Revenue	$55.6	$0.0	100.0%

GAAP Gross Profit	$107.8	$37.4	188.2%
Gross Profit Margin	42.5%	40.8%	170 bps
Adjusted Gross Profit(1)	$109.2	$50.8	115.0%
Adjusted Gross Profit Margin(1)	43.0%	55.4%	-1,240 bps
Adjusted Cannabis Gross Profit(1)	$100.9	$50.8	98.5%
Adjusted Cannabis Gross Profit Margin(1)	50.9%	55.4%	-450 bps
Adjusted Non-Cannabis Gross Profit(1)	$8.3	$0.0	100.0%
Adjusted Non-Cannabis Gross Profit Margin(1)	15.0%	0.0%	1,500 bps

Adjusted EBITDA (non-GAAP)(2)	$42.7	$25.4	68.1%
Adjusted EBITDA Margin(2)	16.8%	27.7%	-1,090 bps
Adjusted Cannabis EBITDA (non-GAAP)(2)	$40.5	$25.4	59.5%
Adjusted Cannabis EBITDA Margin(2)	20.5%	27.7%	-720 bps
Adjusted Non-Cannabis EBITDA (non-GAAP)(2)	$2.2	$0.0	100.0%
Adjusted Non-Cannabis EBITDA Margin(2)	3.9%	0.0%	390 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Sequential Performance Summary

US $ in millions	Three Months Ended
	September 30, 2026	June 30, 2026	Variance
GAAP Revenue	$253.7	$209.3	21.2%
GAAP Cannabis Revenue	$198.1	$175.8	12.7%
GAAP Non-Cannabis Revenue	$55.6	$33.5	66.0%

GAAP Gross Profit	$107.8	$95.3	13.1%
Gross Profit Margin	42.5%	45.5%	-300 bps
Adjusted Gross Profit(1)	$109.2	$98.4	11.0%
Adjusted Gross Profit Margin(1)	43.0%	47.0%	-400 bps
Adjusted Cannabis Gross Profit(1)	$100.9	$92.4	9.2%
Adjusted Cannabis Gross Profit Margin(1)	50.9%	52.6%	-160 bps
Adjusted Non-Cannabis Gross Profit(1)	$8.3	$6.0	39.0%
Adjusted Non-Cannabis Gross Profit Margin(1)	15.0%	17.9%	-290 bps

Adjusted EBITDA (non-GAAP)(2)	$42.7	$41.5	2.9%
Adjusted EBITDA Margin(2)	16.8%	19.8%	-300 bps
Adjusted Cannabis EBITDA (non-GAAP)(2)	$40.5	$39.4	2.8%
Adjusted Cannabis EBITDA Margin(2)	20.5%	22.4%	-190 bps
Adjusted Non-Cannabis EBITDA (non-GAAP)(2)	$2.2	$2.1	4.0%
Adjusted Non-Cannabis EBITDA Margin(2)	3.9%	6.3%	-240 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Management Commentary

John Mazarakis, Chief Executive Officer of Vireo, commented, “The third quarter marked another important period of progress for Vireo as we continued executing our strategy of disciplined, capital-efficient consolidation. With an annualized revenue run rate exceeding $1 billion, we have established significant scale, but our focus remains on leveraging that scale to drive stronger operating and financial performance.”

Mazarakis continued, “We are beginning to see encouraging results, exemplified by 4% pro forma year-over-year retail revenue growth in the third quarter, a proxy for same store sales growth, as our experienced local teams integrate acquisitions, strengthen brands, and identify opportunities to improve performance across our markets. Looking ahead to 2027, we believe our decentralized operating model, growing leadership bench and disciplined approach to capital allocation position us to continue building a platform that is more valuable than the sum of its parts.”

Third Quarter 2026 Highlights

●	Completed the acquisition of PharmaCann's Colorado retail assets, further strengthening Vireo's position in a core market.
●	Completed the acquisition of C21 Investments expanding Vireo's Nevada platform with three Silver State dispensaries and approximately 104,000 square feet of cultivation and production capacity.

●	Acquired a 49% interest in a joint venture that acquired PhytoNatural, the holder of a Pennsylvania clinical registrant license, positioning Vireo for future expansion in a new state.
●	Announced an agreement to acquire select assets of The Cannabist Company across Colorado, Illinois, Massachusetts, and New Jersey expanding Vireo's existing operations and establishing a presence in additional markets.
●	Announced an all-stock merger agreement with Planet 13 Holdings Inc. (“Planet 13”) (the “Merger Agreement”) providing for Vireo's acquisition of Planet 13 (the “Merger”), which, upon completion, is expected to expand Vireo's Nevada and Florida platforms and establish its presence in Illinois.
●	Announced four definitive acquisition agreements which, upon completion, are expected to establish a vertically integrated operating platform in Ohio, including eight dispensaries and cultivation and processing operations.
●	With the completion of announced transactions, Vireo expects to operate approximately 270 dispensaries across 15 states.

Financing and Capital Allocation

●	Announced a normal course issuer bid (NCIB) share repurchase program in August and repurchased 216,200 subordinate voting shares for $2.5 million during the third quarter.
●	Entered into a five-year, $85.0 million asset-based revolving credit facility with Bank of Montreal for the Company's non-cannabis agricultural supply business, providing additional financial flexibility to support the Company's growth strategy.

Subsequent Events (Through November 9, 2026)

●	Announced a $60.0 million real estate term loan with a U.S. Commercial Bank at a fixed interest rate of 8.50%, secured by cultivation and production facilities in New York and Florida, a portion of which refinanced the $49.0 million seller note bearing interest at 15%, further strengthening Vireo's capital structure and institutional lending relationships.
●	Announced receipt of registrations from the U.S. Drug Enforcement Administration for all 41 state-licensed medical cannabis dispensaries in Florida.
●	Announced the closing of the FLUENT transaction, adding 33 dispensaries to our Florida footprint and providing greater scale and a broader operating base in a core market.

Balance Sheet and Liquidity

As of September 30, 2026, total current assets excluding income taxes receivable were $349.0 million, including cash on hand of $106.8 million. Total current liabilities excluding contingent consideration were $153.2 million. Long-term debt was $293 million, and net debt, defined as long-term debt, excluding convertible debt less cash, was $186.2 million.

As of September 30, 2026, the Company had a total of 56.9 million subordinate voting shares outstanding on a treasury method basis using a share price of $10.00 (“Treasury Method Shares Outstanding”) comprised of 51.8 million subordinate voting shares outstanding on an as converted basis, 2.1 million RSUs, 1.2 million shares issuable upon conversion of convertible debt, 0.5 million shares held in escrow, 1.0 million shares expected to be issued in connection with the satisfaction of earn-out liabilities, and 0.3 million in the money warrants and options adjusted for the treasury method.

Company Outlook

Based on information available to the Company as of November 10, 2026, Vireo Growth is issuing guidance for the fourth quarter of 2026 and the first quarter of 2027 as follows:

For the fourth quarter of 2026, we expect revenue to be in the range of $250 million to $265 million and Adjusted EBITDA to be in the range of $45 million to $48 million. This guidance includes the results of FLUENT from November 9, 2026, the date the acquisition closed, and reflects an expected sequential decline in revenue from, and seasonality in, the Company’s non-cannabis business. This guidance excludes pending acquisitions that have not yet closed as of November 10, 2026. Had those acquisitions closed prior to the start of the quarter, we estimate they could have contributed an additional $45 million to $55 million of revenue and $5 million to $6 million of Adjusted EBITDA in the quarter.

For the first quarter of 2027, we expect revenue to be in the range of $280 million to $300 million and Adjusted EBITDA to be in the range of $53 million to $56 million. This guidance includes a full quarter of FLUENT results and excludes pending acquisitions. If those acquisitions were to close prior to the start of the quarter, we estimate they could contribute an additional $50 million to $60 million of revenue and $7 million to $8 million of Adjusted EBITDA.

The Company has not provided an outlook for net income (loss), the most directly comparable GAAP measure to Adjusted EBITDA, or a reconciliation of its Adjusted EBITDA outlook to net income (loss), because it cannot do so without unreasonable efforts. Net income (loss) depends on items that cannot be reasonably predicted, including income tax expense, purchase accounting for acquisitions, changes in the fair value of contingent consideration, and transaction and integration costs. These items could be material, and net income (loss) could differ materially from Adjusted EBITDA.

The outlook is based on assumptions including sales and pricing trends in the Company’s markets, an expected sequential decline in, and seasonality of, the Company’s non-cannabis business, the inclusion of FLUENT from November 9, 2026, the integration of recently completed acquisitions, operating costs and the Company’s effective tax rate. Actual results may differ materially. The outlook is provided to help investors understand management’s current expectations for the Company’s near-term financial performance and may not be appropriate for other purposes. If the Company continues to pursue acquisitions at a similar pace, it currently intends to provide guidance on a sequential, quarterly basis, generally together with its quarterly results, and does not intend to provide full-year guidance. Except as required by applicable securities laws, the Company does not undertake to update the outlook. See “Forward-Looking Information” below.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, November 10, 2026, at 8:00 a.m. ET (7:00 a.m. CT) to discuss its financial results for its third quarter ended September 30, 2026. Interested parties may attend the conference call by dialing +1 833 461 5787 (Toll-Free US and Canada) or for international callers, International Dial-In Numbers, and reference conference ID number 406388419.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:  https://events.q4inc.com/attendee/406388419

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With current operations in 10 states and approximately 210 operational dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s third quarter 2026 results will be available on EDGAR and SEDAR+. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, pro forma revenue, total current assets excluding income taxes receivable, net debt and total current liabilities excluding contingent consideration, including the cannabis and non-cannabis segment versions of these measures, in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures including a reconciliation of each measure to the most directly comparable GAAP financial measure.

Contact Information

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

1 (781) 956-7052

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided to assist readers in understanding management's current expectations regarding the Company's near-term financial performance; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s future M&A strategy, including remaining acquisitive, and optimization of the Company’s business; the Company’s expectations regarding its annualized revenue run rate; the Company’s expectations around its pending transactions in Ohio and with Cannabist and Planet 13, and the assets to be acquired therefrom; expectations around the Company’s future operations in Pennsylvania through its joint venture interest in the holder of the PhytoNatural license; expectations around the proposed Merger and the expected timing and benefits thereof; the expected Merger closing date; the approximate value of the consideration to be paid in the Merger; the satisfaction or waiver of the closing conditions set out in the Merger Agreement, including receipt of all regulatory approvals; the expectation that the shares of Planet 13 common stock will be delisted from the Canadian Securities Exchange and OTCQX Market and that Planet 13 will cease to be a reporting issuer under applicable U.S. and Canadian securities laws; and Vireo’s expectations around integration of the operations of its recent and announced acquisitions and timing thereof; the Company's financial outlook for the fourth quarter of 2026 and the first quarter of 2027, including expected revenue and Adjusted EBITDA, the expected contribution of FLUENT, the estimated potential contribution of pending acquisitions if completed, and the assumptions underlying such outlook; and the Company's intention to provide guidance on a sequential, quarterly basis. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, Planet 13 or their respective subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the outlook provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company and Planet 13 (in the case of the Merger) believe that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because neither the Company nor Planet 13 (in the case of the Merger) can give any assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to receipt of necessary regulatory and third-party approvals for completion of the proposed Merger and the Company’s pending and proposed transactions; risks and uncertainties associated with the proposed Merger and the pending transactions in Ohio and with Cannabist, some of which are beyond the Company’s and Planet 13’s control; the Company’s and Planet 13’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the proposed Merger and the pending transactions in Ohio and with Cannabist; the effects of the proposed Merger and the pending transactions in Ohio and with Cannabist on the Company, Planet 13 and the interests of various constituents; subject to the successful outcome of the proposed Merger and the pending transactions in Ohio and with Cannabist, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the integration of recently completed acquisitions, including the FLUENT transaction; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; risks related to the partial rescheduling of medical marijuana to Schedule III, including the DEA registration process and any legal challenge to the related final rule; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; the risk that the Company's actual revenue and Adjusted EBITDA for the fourth quarter of 2026 and the first quarter of 2027 differ materially from its outlook, including as a result of changes in market conditions, seasonality, integration results or the timing of pending acquisitions; the risk that pending acquisitions are not completed or do not contribute revenue or Adjusted EBITDA in the amounts or within the periods estimated; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing; the Company’s ability to meet the demand for flower in its various markets; the Company’s and Planet 13’s ability to dispose of assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and with respect to the Merger, Planet 13’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s and Planet 13’s respective profiles on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as described under “Company Outlook” and as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Additional Information and Where to Find It

In accordance with the Merger Agreement, Vireo filed with the SEC a registration statement on Form S-4 (File No. 333-299395) (as amended, the “Registration Statement”), which includes a proxy statement/prospectus that serves as both the proxy statement of Planet 13 for the solicitation of proxies from its stockholders for the special meeting of Planet 13’s stockholders to be held on December 10, 2026 to vote on the Merger and other matters described in the Registration Statement, and the prospectus relating to the offer and sale of the securities to be issued to Planet 13’s equity holders in connection with the completion of the Merger. The Registration Statement was declared effective by the SEC on November 2, 2026, and Vireo filed the definitive proxy statement/prospectus with the SEC pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on November 2, 2026. Planet 13 also filed the definitive proxy statement/prospectus with the SEC as a definitive proxy statement on Schedule 14A on November 2, 2026. Planet 13 commenced mailing the definitive proxy statement/prospectus on or about November 2, 2026 to its stockholders of record as of the close of business on October 29, 2026, the record date for the special meeting. Vireo and Planet 13 may also file other relevant materials with the SEC and applicable Canadian securities regulators regarding the Merger. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Vireo or Planet 13 has filed or may file with the SEC or that has been or may be mailed to Planet 13 stockholders in connection with the Merger.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, PLANET 13 STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT VIREO, PLANET 13 AND THE MERGER.

Any vote in respect of resolutions to be proposed at Planet 13’s special meeting of stockholders to approve the Merger or other proposals in relation to the Merger should be made only on the basis of the information contained in the definitive proxy statement/prospectus. You may obtain a free copy of the Registration Statement, the definitive proxy statement/prospectus and other related documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/ or, for documents filed by Vireo, by accessing Vireo’s website at www.vireogrowth.com under the tab “Investors”. Planet 13 stockholders may also obtain copies of the definitive proxy statement/prospectus, or assistance with voting, by contacting Planet 13’s proxy solicitor, Sodali & Co, toll-free at (800) 662-5200 or by email at PLNH@info.sodali.com. The information found on, or otherwise accessible through, Vireo’s or Planet 13’s website is not incorporated by reference into, nor does it form a part of, this earnings release or any other document that Vireo or Planet 13 files with the SEC.

Participants in the Solicitation

Planet 13 and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Planet 13’s stockholders in connection with the Merger. Information regarding Planet 13’s directors and executive officers is set forth under the captions “Proposal No. 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation,” “Director Compensation,” “Executive Compensation Tables,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Planet 13’s Annual General Meeting of Stockholders, filed with the SEC on April 29, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Planet 13’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC.

These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is contained in the definitive proxy statement/prospectus and other relevant materials Planet 13 has filed or may file with the SEC and applicable Canadian securities regulators.

Vireo, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Planet 13’s stockholders in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in Vireo is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Directors, Executive Officers and Corporate Governance” of Vireo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 17, 2026, which are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is contained in the Registration Statement and the definitive proxy statement/prospectus.

No Offer or Solicitation

This earnings release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Merger or the accuracy or adequacy of this communication.

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS ENDED SEPTEMBER 30, 2026, 2025, 2026 PRO FORMA, AND 2025 PRO FORMA

(Amounts Expressed in millions of United States Dollars, Unaudited)

	Three Months Ended
	September 30,
	2026	2025	$ Change	% Change
Retail:
MN	$17.1	$12.0	$5.1	43%
NY	0.7	1.0	(0.3)	(30)%
MD	6.5	6.6	(0.1)	(2)%
UT	13.0	11.5	1.5	13%
NV	31.6	24.9	6.7	27%
MO	21.8	20.0	1.8	9%
CO	42.6	—	42.6	100%
NM	9.9	—	9.9	100%
CA	17.5	—	17.5	100%
FL	12.7	—	12.7	100%
Total Retail	$173.4	$76.0	$97.4	128%

Wholesale:
MN	$0.2	$0.1	$0.1	100%
NY	12.1	5.1	7.0	137%
MD	3.0	3.7	(0.7)	(19)%
UT	2.4	1.9	0.5	26%
NV	0.2	—	0.2	100%
MO	5.9	4.9	1.0	20%
CO	0.9	—	0.9	100%
Total Wholesale	$24.7	$15.7	$9.0	57%

Total Cannabis Revenue	$198.1	$91.7	$106.4	116%

Non-Cannabis Revenue	55.6	—	55.6	100%

Total Revenue	$253.7	$91.7	$162.0	177%

	Three Months Ended
	September 30,
	2026 (pro forma)[1]	2025 (pro forma)[1]	$ Change	% Change
Retail:
MN	$17.1	$12.0	$5.1	43%
NY	0.7	1.0	(0.3)	(30)%
MD	6.5	6.6	(0.1)	(2)%
UT	13.0	11.5	1.5	13%
NV	35.8	33.7	2.1	6%
MO	21.8	20.0	1.8	9%
CO	61.7	70.8	(9.1)	(13)%
NM	9.9	8.5	1.4	16%
CA	17.5	17.5	—	—%
FL	12.7	7.0	5.7	81%
Total Retail	$196.7	$188.6	$8.1	4%

Wholesale:
MN	$0.2	$0.1	$0.1	100%
NY	12.1	5.1	7.0	137%
MD	3.0	3.7	(0.7)	(19)%
UT	2.4	1.9	0.5	26%
NV	0.2	—	0.2	100%
MO	5.9	4.9	1.0	20%
CO	0.9	0.5	0.4	92%
Total Wholesale	$24.7	$16.2	$8.5	53%

Total Cannabis Revenue	$221.4	$204.8	$16.6	8%

Non-Cannabis Revenue	55.6	N.M.	N.M.	N.M.

Total Revenue	$277.0	N.M.	N.M.	N.M.

N.M – Not meaningful

1 Proforma results for the three months ended September 30, 2026 give effect to the acquisitions of C21 Investments, PharmaCann, and the Cannabist Colorado assets under a management services agreement pending closing, as if they were completed on July 1, 2026. Pro forma results for the three months ended September 30, 2025 give effect to those same transactions and to the Eaze and Vireo Health of Rocky Mountain acquisitions, which were included in reported results for the full three months ended September 30, 2026, as if each had occurred on July 1, 2025. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

Supplemental Information and Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

We have included this information as management believes certain investors use this information to evaluate our performance in comparison to other cannabis companies. The table below provides a reconciliation of net loss to EBITDA and to Adjusted EBITDA for both our cannabis and non-cannabis operations.

	Three Months Ended
	September 30,
US $ in millions	2026 (Cannabis)	2025 (Cannabis)	2026 (Non-Cannabis)	2025 (Non-Cannabis)
Net income (loss)	$(20.6)	$(26.3)	$(3.4)	$—
Interest expense, net	9.4	6.9	2.2	—
Income taxes	28.0	13.3	—	—
Depreciation & Amortization	5.2	2.1	0.6	—
Depreciation and amortization included in cost of sales	4.8	1.9	0.6	—
EBITDA (non-GAAP)	$26.8	$(2.1)	$(0.0)	$—
Non-cash inventory adjustments	0.5	13.4	0.9	—
Change in the fair value of contingent consideration	(5.6)	—	—	—
Stock-based compensation	6.0	4.0	—	—
Transaction, integration, and one time expenses	12.4	2.7	—	—
Other (income) expense	(0.2)	(0.5)	1.3	—
Bargain purchase gain	0.7	—	—	—
Severance expense	—	0.1	—	—
Loss on disposal of assets	(0.1)	7.8	—	—
Adjusted EBITDA (non-GAAP)	$40.5	$25.4	$2.2	$—

	Three Months Ended
	September 30,
Consolidated - US $ in millions	2026	2025
Net income (loss)	$(24.0)	$(26.3)
Interest expense, net	11.6	6.9
Income taxes	28.0	13.3
Depreciation & Amortization	5.8	2.1
Depreciation and amortization included in cost of sales	5.4	1.9
EBITDA (non-GAAP)	$26.8	$(2.1)
Non-cash inventory adjustments	1.4	13.4
Change in the fair value of contingent consideration	(5.6)	—
Stock-based compensation	6.0	4.0
Transaction, integration, and one time expenses	12.4	2.7
Other (income) expense	1.1	(0.5)
Bargain purchase gain	0.7	—
Severance expense	—	0.1
Loss on disposal of assets	(0.1)	7.8
Adjusted EBITDA (non-GAAP)	$42.7	$25.4

The financial information reported in this news release is based on the Company’s unaudited financial statements for the three months ended September 30, 2026, and 2025. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s unaudited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s unaudited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

Reconciliation of Adjusted Gross Profit

	Cannabis Segment		Non-Cannabis Segment		TOTAL
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2026	2025	2026	2025	2026	2025
Gross Profit	$100.4	$37.4	$7.4	$—	$107.8	$37.4
Non-cash product costs	—	12.4	1.2	—	1.2	12.4
Inventory valuation adjustments	0.5	1.0	(0.3)	—	0.2	1.0
Adjusted Gross Profit (non-GAAP)	$100.9	$50.8	$8.3	$—	$109.2	$50.8

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2026 AND DECEMBER 31, 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	September 30,	December 31,
	2026	2025
Assets
Current assets:
Cash	$88.8	$102.2
Restricted cash	18.0	20.3
Marketable securities	—	1.0
Accounts receivable, net	52.6	13.8
Income tax receivable	20.6	22.8
Inventories, net	158.8	60.0
Supply agreement asset - current	10.0	—
Prepayments and other current assets	18.1	3.8
Warrants held	1.3	1.7
Notes receivable - current	1.0	79.2
Other assets	0.4	0.3
Total current assets	369.6	305.1
Property and equipment, net	282.8	217.5
Operating lease, right-of-use asset	191.2	53.4
Intangible assets, net	268.0	117.5
Goodwill	178.1	87.5
Supply agreement asset - non-current	7.6	—
Investments	18.9	6.0
Notes receivable, net	12.7	—
Deposits	5.5	4.4
Indemnified tax assets	48.8	25.8
Total assets	$1,383.2	$817.2
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$119.7	$50.3
Convertible debt, current portion	1.3	1.3
Long-term debt, current portion	16.0	16.3
Operating lease liabilities - current	16.2	3.6
Uncertain tax liability - current	—	120.0
Contingent consideration	30.9	—
Derivative liability	—	0.2
Total current liabilities	184.1	191.7
Finance lease liabilities	8.9	95.8
Operating lease liabilities	176.8	50.5
Long-term debt, net	277.0	127.6
Convertible debt, net	22.1	8.6
Contingent consideration	—	24.4
Uncertain tax liability	215.8	—
Deferred tax liabilities	2.7	10.2
Other long-term liabilities	1.0	1.0
Total liabilities	888.4	509.8

Commitments and contingencies

Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized); (51,014,909 shares issued and outstanding at September 30, 2026, and 35,237,719 at December 31, 2025)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized); (7,718 shares issued and outstanding at September 30, 2026 and 7,773 at December 31, 2025)	—	—
Additional paid in capital	838.8	607.0
Accumulated deficit	(344.0)	(299.6)
Total stockholders' equity	$494.8	$307.4
Total liabilities and stockholders' equity	$1,383.2	$817.2

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	Unaudited Three Months Ended September 30,
	2026	2025
Revenue	$253.7	$91.7
Cost of sales
Product costs	144.5	40.9
Non-cash product costs	1.2	12.4
Inventory valuation adjustments	0.2	1.0
Gross profit	107.8	37.4
Operating expenses:
Selling, general and administrative expenses	82.0	33.7
Transaction, integration, and one time expenses	12.4	0.8
Depreciation	0.7	0.6
Amortization	5.1	1.5
Total operating expenses	100.2	36.6

Income (loss) from operations	7.6	0.8

Other income (expense):
Interest expenses, net	(11.5)	(3.9)
Interest expense on finance lease liabilities - Minnesota & New York	(0.6)	(3.6)
Interest income	0.6	0.6
Bargain Purchase Gain	(0.7)	—
Gain (loss) on disposal of assets and debt	0.1	(7.8)
Gain (loss) on change in the fair value of contingent consideration	5.6	—
Derivative gain (loss)	0.1	—
Other income (expenses)	2.8	0.9
Other income (expenses), net	(3.6)	(13.8)

Income (loss) before income taxes	4.0	(13.0)

Deferred income tax recoveries (expenses)	6.8	—
Current income tax expenses	(34.8)	(13.3)
Net income (loss) and comprehensive income (loss)	(24.0)	(26.3)
Net income (loss) per share - basic and diluted	$(0.49)	$(0.83)
Weighted average shares used in computation of net loss per share - basic and diluted	49,220,568	31,660,685

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	Nine Months Ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(44.4)	$(47.7)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash amortization of inventory step up included in product costs	4.2	16.6
Inventory valuation adjustments	0.9	1.2
Depreciation	3.4	1.0
Depreciation capitalized into inventory	12.5	3.2
Non-cash operating lease expense	9.8	1.1
Amortization of intangible assets	12.3	2.5
Stock-based compensation	20.5	9.5
(Gain) loss on warrants held	0.4	0.9
Deferred income tax expense (benefit)	(14.8)	—
Derivative (gain) loss	(0.3)	0.2
Bargain purchase gain	(21.0)	—
Loss on extinguishment of debt	—	4.9
Interest expense	5.3	3.1
Bad debt expense	2.0	0.3
Accretion of interest on right-of-use finance lease liabilities	—	0.2
(Gain) loss on change in the fair value of contingent consideration	(3.0)	—
Other share issuances	5.7	—
Loss (gain) on disposal of assets	0.5	(0.9)
Change in operating assets and liabilities, net of acquisitions:
Accounts receivable	(4.6)	(4.2)
Prepaid expenses	2.6	(1.0)
Inventory	(8.8)	(2.4)
Sale (purchase) of marketable securities	1.0	—
Income taxes	0.7	8.8
Uncertain tax position liabilities	58.7	14.4
Accounts payable and accrued liabilities	(17.3)	(18.9)
Changes in operating lease liabilities	(7.5)	(1.8)
Change in assets and liabilities held for sale	—	(6.0)
Net cash provided by (used in) operating activities	18.8	(15.0)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(125.8)	(18.5)
Acquisition of Vireo Health of Rocky Mountain, net of cash paid	18.2	—
Acquisition of Eaze, net of cash paid	6.9	—
Acquisition of Hawthorne, net of cash paid	34.9	—
Acquisition of Bridgewell, net of cash paid	1.9	—
Acquisition of Wholesome, net of cash paid	—	7.0
Acquisition of Deep Roots, net of cash paid	—	19.4
Acquisition of Proper, net of cash paid	—	13.0
Acquisition of C21, net of cash paid	1.6	—
Acquisition of PharmaCann, net of cash paid	12.1	—
Investment in equity method investee	(5.8)	—
Capitalized software development costs	(0.8)	(1.1)
Fundings of loans held for investment	(12.4)	—
Sale (purchase) of marketable securities	—	(1.0)
Deposits	(0.2)	(0.6)
Net cash provided by (used in) investing activities	(69.4)	18.2

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	118.4	146.8
Repurchase of SVS shares	(2.5)	—
Proceeds from option exercises	—	0.1
Debt principal payments	(81.0)	(124.2)
Net cash provided by (used in) financing activities	34.9	22.7

Net change in cash	(15.7)	25.9

Cash and restricted cash, beginning of period	122.5	91.6

Cash and restricted cash, end of period	$106.8	$117.5